EX-4.13

                      WAIVER AND AMENDMENT NO. 1 TO WARRANT

         THIS WAIVER AND AMENDMENT NO. 1 TO WARRANT, effective as of May 11, 2007 (the "AMENDMENT"), is entered into by and between Summit Global Logistics, Inc., a Delaware corporation, formerly known as Aerobic Creations, Inc. ("COMPANY"), and the Required Holders. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as hereinafter defined).

         WHEREAS, pursuant to a Securities Purchase Agreement (Notes and Warrants), dated as of November 8, 2006 by and among Maritime Logistics US Holdings Inc., a Delaware corporation, the Company (pursuant to that certain Joinder Agreement dated as of the date hereof) and the Buyers, the Company sold to each Buyer (i) Notes and (ii) Warrants and the Buyers entered into the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT").

        WHEREAS, in exchange for the waiver of certain existing events of default and certain amendments that are beneficial to the Company, the Company has agreed to amend the Notes;

        WHEREAS, in connection with the amendment to the Notes and the Registration Rights Agreement and the sale of the New Notes and New Warrants (as defined below), the Company and the Holders have agreed to amend the Warrants in certain respects as provided herein and waive certain rights; and

        WHEREAS, the signatures of the Required Holders (the Holders holding of at least a majority shares issuable upon the exercise of the Warrants) is required to effect a waiver and to amend all of the Warrants as provided herein and whereas each of the signatories hereto, representing at least the Required Holders, have agreed to effect this Amendment; and

        WHEREAS, the Company also wishes to raise additional capital through the sale of additional secured convertible notes and warrants (of like tenor to the Notes as amended and the warrants, the "New Notes" and "New Warrants," respectively).

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO WARRANT. The parties hereto agree as follows, effective as of the date hereof:

        (a) All references in the Warrant to Aerobic Creations, Inc. or ShellCo are hereby replaced with a reference to Summit Global Logistics.

        (b) Section 1(b) of the Warrant is hereby amended by replacing "$11.00" with "$5.50."

        (c) Section 1(d)(i) of the Warrant is hereby amended and restated as follows:


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


               "has not become effective by the Effectiveness Deadline (as defined in the Registration Rights Agreement by and between the Company and the Holders dated as of November 8, 2006, as amended)."

         SECTION 2. WAIVER. Each of the Holder signatory hereto, representing the Required Holders, hereby waive on their behalf and the behalf all of the Holders hereby waive any adjustment to the Exercise Price and any Purchase Right relating to (i) the amendment of the Notes and Warrants, (ii) the issuance of the New Notes and New Warrants, and (iii) the issuance of the convertible notes in connection with the waiver and amendments to the registration rights agreement between the Holders and the Company and to the registration rights agreement between certain holders of common stock. This waiver is and shall be effective solely for the amendments, waivers and issuances referenced above and not to any other amendment, waiver or issuance hereafter occurring.

         SECTION 3. MISCELLANEOUS.

         (a) Any transferee or assignee of the Warrants shall be subject to the terms hereof, and as a condition to each such transfer or assignment, each Investor agrees to require each of its transferees or assignees to agree in writing to be subject to the Warrant, as amended by this Amendment.

         (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Warrants or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Warrants or any other document, instrument and/or agreement executed or delivered in connection therewith.

         (c) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Warrant in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (d) This Amendment and the Warrant may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Warrant. This Amendment shall be considered part of the Warrant.

         (e) This Amendment and the Warrant constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the


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


parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

         (f) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Warrant.

         (g) The obligations of each Holder under each Warrant are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Warrant. Nothing contained herein or in any Warrant, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Warrants and the Company acknowledges that the Holders are not acting in concert or as a group in respect of such obligations or the transactions contemplated by this Amendment or the Warrants. Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated by this Amendment and the Warrants with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Holder, and that it is not acting in concert with any other Holder in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Holders and, to its knowledge, the Company agree that no action taken by any Holder pursuant hereto or to the Warrants, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Holders are in any way acting in concert or would deem such Holders to be members of a "group" for purposes of Section 13(d) of the 1934 Act. The Holders each confirm that they have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Holders with the same terms and Amendment for the convenience of the Company and not because it was required or requested to do so by any of the Holders. The Company acknowledges that such procedure in respect of the Amendment in no way creates a presumption that the Holders are in any way acting in concert or as a "group" for purposes of Section 13(d) of the 1934 Act in respect of this Amendment or the transactions contemplated hereby. Except as otherwise set forth herein or in the Transaction Documents (as defined in the Securities Purchase Agreement), each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, or out of the Registration Rights Agreement, its Note, its Warrant and the right of set-off under the Guaranties, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                      REMAINDER OF PAGE INTENTIONALLY BLANK


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


                                 Signature Page to Waiver and Amendment No. 1 to Warrant

        IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


COMPANY:
                                    SUMMIT GLOBAL LOGISTICS, INC.
                                    (formerly known as Aerobic Creations, Inc.)


                                    By:_________________________________________
                                       Name:
                                       Title:




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


                                 Signature Page to Waiver and Amendment No. 1 to Warrant



HOLDERS:
                                    SILVER OAK CAPITAL, L.L.C.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant



HOLDERS:
                                    ALEXANDRA GLOBAL MASTER FUND LTD


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant



HOLDERS:
                                    BAY HARBOUR MASTER, LTD.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant


HOLDERS:
                                    BAY HARBOUR 90-1, LTD.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant



HOLDERS:
                                    BHCO MASTER, LTD.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    INSTITUTIONAL BENCHMARK


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    MSS DISTRESSED & OPP. 2


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    CAMOFI MASTER LDC


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    CREDIT SUISSE SECURITIES (USA) LLC


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    DIAMOND OPPORTUNITY FUND, LLC


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    EVOLUTION MASTER FUND LTD SPC, SEGREGATED
                                    PORTFOLIO M


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    GOTTBETTER CAPITAL MASTER, LTD.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    HARVEST CAPITAL, LP
                                    By:_________________________________________
                                        Name:
                                        Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant



HOLDERS:
                                    HARVEST OFFSHORE INVESTORS, LTD.


                                    By:_________________________________________
                                        Name:
                                        Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    TE HARVEST PORTFOLIO, LTD.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    JMG CAPITAL PARTNERS, LP


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    JMG TRITON OFFSHORE FUND, LTD


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    SHOSHONE PARTNERS, L.P.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    KNOTT PARTNERS, L.P.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    FINDERNE LLC


                                    By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    MULSANNE PARTNERS, L.P.


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    MATTERHORN OFFSHORE FUND LTD.


                                   By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                   COMMONFUND HEDGED EQUITY COMPANY
                                   By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                    GOOD STEWARD TRADING CO. S.P.C.


                                   By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                   RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE
                                   CLASS A SEGREGATED PORTFOLIO


                                   By:_________________________________________
                                       Name:
                                       Title:

                                 Signature Page to Waiver and Amendment No. 1 to Warrant




HOLDERS:
                                WOLVERINE CONVERTIBLE ARBITRAGE TRADING, LIMITED


                                   By:_________________________________________
                                       Name:
                                       Title:





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